Exhibit 99.1

Carlos F. Santos, Ph.D. VP Regulatory Affairs Douglas W. Calder Director Investor Relations Business Development January 13, 2010 www.biovest.com OTC: BVTI

Statements in this presentation that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to statements about BiovaxlD®, AutovaxlD™, events occurring after dates hereof, and any other statements relating to products, product candidates, product development programs, the FDA or clinical study process including the commencement, process, or completion of clinical trials or the regulatory process. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions, and other statements identified by words such as “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of Biovest to be materially different from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of clinical trials and product development programs; difficulties or delays in obtaining regulatory approval for product candidates; competition from other pharmaceutical or biotechnology companies; and the additional risks discussed in filings with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and Biovest undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. The product names used in this statement are for identification purposes only. All trademarks and registered trademarks are the property of their respective owners.

•	BiovaxlD® - Personalized Lymphoma Vaccine

•	Automated Hollow Fiber Bioreactor Systems

•	Cell Culture Services & Contract Manufacturing

•	Reorganization Plan & Timing

•	Summary and Q&A

•	Approx. 19,500 Americans died of NHL in 2009

•	130,000 new cases of NHL in U.S. and Europe annually

•	Standard of care improvements: chemotherapy, radiotherapy and passive mAbs have led to >DFS and >OS in recent years

•	Relapse remains rule rather than exception

•	Extremely large unmet medical need.

•	Lack of curative therapy for most patients

•	First therapeutic vaccine to show treatment benefit in Non-Hodgkin’s Lymphoma

•	Entirely new class of NHL therapy:

•	Targets specific tumor idiotype

•	Extremely safe

•	>14 month improvement in DFS in Phase III clinical trial

•	14-year collaboration with National Cancer Institute, nearly 20 years of clinical trials

•	Strong, specific antigen induces immunity against Id-bearing tumor cells

•	Humoral AND cellular immune responses detected in treated pt’s

•	KLH carrier as immune stimulant

•	GM-CSF stimulates granulocytes and macrophages

Antigen binding site = idiotype (Id)

BiovaxlD: Id-KLH + GM-CSF

BIOVAXID®
VACCINE PRODUCTION STEPS
tumor cell
myeloma cell
+
FUSION
lymph node
biopsy
heterohybridoma
KLH
conjugation
Id
scale-up
affinity purification

•	First in a new class of anti-NHL active immunotherapies

•	BiovaxID complements existing standard of care

•	Different tumor target: not affected by Rituxan resistance

•	First NHL vaccine to activate both B- and T-cell immune arms

•	Tumor-specific and highly immunogenic

•	No cross-resistance to current passive anti-CD20 mAbs

PRIMARY OBJECTIVES

To Determine whether BiovaxlD (Id-KLH) + GM-CSF prolongs disease-free survival (DFS) compared to control vaccine (KLH) + GM-CSF in patients with follicular lymphoma in CR/CRu after PACE

SECONDARY OBJECTIVES

•	Evaluate safety of BiovaxlD (Id-KLH) + GM-CSF

•	Compare overall survival of subjects in both treatment arms

•	Evaluate immunologic and molecular responses

8-Year Controlled Prospective Double-Blinded Multi-Center Clinical Trial

•	Primary endpoint: disease-free survival

•	14 sites enrolled patients from 2000-2007

[1]	low, low-intermediate or high-intermediate, high groups
[2]	< 8 or ≥ 8 cycles

•	National Cancer Institute

•	MD Anderson

•	UPenn

•	Duke University

•	New York University

•	New England Med. Center

•	Virginia Oncology Assoc.

•	Duke University

•	Moffitt Cancer Center

•	Northwestern University

•	Emory University

•	Southern Oncology

•	St Mary’s/Duluth Clinic

•	Westchester Hematology

May 2009, Plenary Session

Median Follow-Up:

4.68 yrs

DFS from Randomization:

44.2 months vs 30.6 months

(p=0.046)

•	BiovaxlD + GM-CSF vaccination improves DFS following PACE in patients in CR/Cru at time of vaccination

•	CR/Cru could be a prerequisite for achieving benefit from BiovaxlD

•	Excellent safety as long-term clinical experience with idiotype vaccination demonstrates low toxicity profile

•	Commercially viable manufacturing process using hybridoma cell line and AutovaxlD technologies

Orphan Drug Status

•	US: BiovaxlD Granted FDA Orphan Drug Status (2010)

•	EU: BiovaxlD Granted EMEA Orphan Drug Status (2006)

IP & Licenses:

•	Proprietary Hybridoma Cell Line Exclusively Licensed from Stanford University Through 2019

•	Patented AutovaxlD™ automated bioreactor system ensures a commercially viable production process (upstream and downstream processing)

Biovest International

BiovaxID Worldwide Media Coverage

Joe Klein: It's Time for Obama to Lead
How Charles Grassley Got Away On Health Care
The Promising Search for a Cancer Vaccine
Help! Richard Corliss Rocks Out With the Beatles
TIME
Jay Leno Is the Future of Television.
Seriously!
BY JAMES PONIEWOZIK

AP Associated Press

USA TODAY

NBC

Bloomberg

Los Angeles Times

GEN Genetic Engineering & Biotechnology News

SCRIP

National Cancer Institute

The Journal of Clinical Oncology

curetoday.com

Combining science with humanity, CURE makes cancer understandable

•	Phase III primary endpoint analysis results to be published in major peer-reviewed scientific journal

•	Report secondary endpoint analysis including immune response data (targeting ASCO)

•	Announce Minneapolis commercial production expansion plans (33,000 sq ft)

•	Pre-filing meetings with FDA, EMEA and/or Canadian regulators

•	File regulatory submissions with FDA, EMEA and/or Canadian regulators

•	Since 1981, a leader in marketing automated hollow fiber instruments and offering a broad range of cell culture services

•	Served as the NIH-established National Cell Culture Center for 16-years

•	Offers a full range of cGMP contract manufacturing services at 33,000 sq ft facility

•	Experience producing > 1700 cell lines

Scalable systems for research – clinical – commercial needs producing from 1g-300g mAb per month

Automated Cell Culture Instrumentation

•	Produces cell-secreted proteins

•	Self-contained sterile operation

•	Bench-top, walk-away automation

•	No laborious, manual transfers of culture medium

•	Comparable to ~80 L stirred tank bioreactor

Major Controlled Parameters

•	pH

•	Incubator & Refrigerator temperature

•	Metabolite feedback and control

Two Component Design

•	Instrument

•	Pre-Sterilized, single-use cultureware

Technology

•	Hollow fiber growth chamber

•	Membrane separation of culture & product from media feed

•	Simultaneous production & concentration of harvest material

•	Production duration may be user-defined

Simplified Bio-production with Minimal Supervision

Biovest International

Control unit

*Separate Instrument and Disposable design... Startup takes **5** minutes*

Automation & Networking Features
- *Reduce operator interactions*
- *Allow supervisory oversight*

Programming

Pre-sterilized Disposable

- *Integrated pH Sensor*
- *Long-term Feed & Harvest Pumping*

High-density culturing reduces space requirements by 90%

Scanning Barcode ID

Loading Cultureware

Refrigerated product storage

Inoculation

Reorganization Status

•	Filed for Chapter 11 protections in November 2008

•	Continued operations with a focus on core projects supported by cash flow and non-dilutive financing (DIP)

•	Expect to file Plan of Reorganization with creditor approval and consent in Q1 2010

•	Committed to ensuring the preservation of existing shareholder base (common shares NOT canceled)

•	Expect a greatly improved balance sheet via restructured debt and contractual obligations

•	Opportunity for Plan to be confirmed and declared effective in first half 2010

•	Compliance with SEC financial reporting

Building Shareholder Value

•	Emergence from reorganization

•	BiovaxlD represents an enormous market opportunity and is holds the potential to be among the first therapeutic cancer vaccines to be granted international approval(s)

•	Significant BiovaxlD licensing/partnering opportunity

•	Increasing HF instrument revenues with expectation of reporting a significant AutovaxlD contract in Q1 2010

•	Increasing contract manufacturing revenues

•	Elevate stock exchange listing

•	Proactive investor relations program

•	Highly-disciplined budget management

For more information, including scientific publications and SEC filings, please contact Doug Calder at:
dwcalder@biovest.coin
Douglas W. Calder Director Investor Relations Business Development